UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 30, 2006
                                                --------------------------------

                  Morgan Stanley Home Equity Loan Trust 2006-2
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                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


        Delaware                    333-121914-19                13-3939229
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation of depositor)      File Number              Identification No.
                                    of issuing                 of depositor)
                                      entity)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices                  (Zip Code of depositor)
      of depositor

Depositor's telephone number, including area code            (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on April 14, 2006, is hereby amended and restated in its entirety, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

      On March 30, 2006, Morgan Stanley ABS Capital I Inc. (the " Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, HomEq Servicing Corporation, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, First NLC Financial Services, LLC, as responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley Home Equity Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates, having an aggregate initial principal amount of $954,402,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co.") and J.P. Morgan Securities Inc. (together with MS&Co., the "Underwriters") pursuant to an Underwriting Agreement, dated as of March 27, 2006, by and among the Depositor and the Underwriters.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Company Inc. on March 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the sale of the mortgage loans from Morgan Stanley Mortgage Company Inc. to the Depositor.

      The Class R Certificates were sold to MS&Co on March 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class R Certificates were applied to the purchase of the mortgage loans from Morgan Stanley Mortgage Company Inc.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, as depositor, HomEq Servicing Corporation, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, First NLC Financial Services, LLC, as responsible party, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of September 29, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and First NLC Financial Services, LLC, as loan seller (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Assignment and Recognition Agreement, dated as of March 30, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Meritage Mortgage Corporation, as loan seller (included as part of Exhibit P to Exhibit 4).

Exhibit 10.3 Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Meritage Mortgage Corporation, as loan seller (included as part of Exhibit P to Exhibit 4).

Exhibit 10.4 Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Meritage Mortgage Corporation, as loan seller (included as part of Exhibit P to Exhibit 4).

Exhibit 10.5 Assignment and Recognition Agreement, dated as of March 30, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and AIG Federal Savings Bank, as loan seller (included as part of Exhibit Q to Exhibit
                4).

Exhibit 10.6 Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, by and among Morgan Stanley Mortgage Capital Inc., as purchaser, Wilmington Finance Inc., as loan seller, and AIG Federal Savings Bank, as loan seller (included as part of Exhibit Q to Exhibit 4).

Exhibit 10.7 Assignment and Recognition Agreement, dated as of March 30, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Accredited Home Lenders, Inc., as loan seller (included as part of Exhibit R to Exhibit
                4).

Exhibit 10.8 Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Accredited Home Lenders, Inc., as loan seller (included as part of Exhibit R to Exhibit 4).

Exhibit 10.9 Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Accredited Home Lenders, Inc., as loan seller (included as part of Exhibit R to Exhibit 4).

Exhibit 10.10 Assignment and Recognition Agreement, dated as of March 30, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as loan seller (included as part of Exhibit S to Exhibit 4).

Exhibit 10.11 Mortgage Loan Sale and Servicing Agreement, dated as of October 1, 2005, by and among Morgan Stanley Mortgage Capital Inc., as purchaser, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as loan seller, as amended by Amendment Reg AB, dated as of January 26, 2006, by and among Morgan Stanley Mortgage Capital Inc., as purchaser, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as loan seller (included as part of Exhibit S to Exhibit 4).

Exhibit 10.12 ISDA Master Agreement, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.13 Schedule to the Master Agreement, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.14 Credit Support Annex, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.15 Confirmation, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.16 Guarantee, dated as of March 30, 2006, by Morgan Stanley (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.17 Subservicing Agreement, dated March 30, 2006, by and between JPMorgan Chase Bank, National Association and Chase Home Finance, LLC (included as part of Exhibit Z to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 9, 2006                         MORGAN STANLEY ABS CAPITAL I
                                          INC.



                                          By:  /s/ Steven Shapiro
                                             -----------------------------------
                                          Name:    Steven Shapiro
                                          Title:   Managing Director

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                   Description                        Electronic (E)
-----------                   -----------                        --------------
4                             Pooling and Servicing Agreement,            (E)
                              dated as of March 1, 2006, by and
                              among the Company, as depositor,
                              HomEq Servicing Corporation, as a
                              servicer, JPMorgan Chase Bank,
                              National Association, as a servicer,
                              First NLC Financial Services, LLC, as
                              responsible party, and Deutsche Bank
                              National Trust Company, as trustee

10.1                          Amended and Restated Mortgage Loan          (E)
                              Purchase and Warranties Agreement,
                              dated as of September 29, 2005, by
                              and between Morgan Stanley Mortgage
                              Capital Inc., as purchaser, and First
                              NLC Financial Services, LLC, as loan
                              seller (included as Exhibit O to
                              Exhibit 4).

10.2                          Assignment and Recognition Agreement,       (E)
                              dated as of March 30, 2006, by and
                              among the Company, as assignee,
                              Morgan Stanley Mortgage Capital Inc.,
                              as assignor, and Meritage Mortgage
                              Corporation, as loan seller (included
                              as part of Exhibit P to Exhibit 4).

10.3                          Amended and Restated Mortgage Loan          (E)
                              Purchase and Warranties Agreement,
                              dated as of June 1, 2005, by and
                              between Morgan Stanley Mortgage
                              Capital Inc., as purchaser, and
                              Meritage Mortgage Corporation, as
                              loan seller (included as part of
                              Exhibit P to Exhibit 4).

10.4                          Second Amended and Restated Mortgage        (E)
                              Loan Purchase and Warranties
                              Agreement, dated as of November 1,
                              2005, by and between Morgan Stanley
                              Mortgage Capital Inc., as purchaser,
                              and Meritage Mortgage Corporation, as
                              loan seller (included as part of
                              Exhibit P to Exhibit 4).

10.5                          Assignment and Recognition Agreement,       (E)
                              dated as of March 30, 2006, by and
                              among the Company, as assignee,
                              Morgan Stanley Mortgage Capital Inc.,
                              as assignor, and AIG Federal Savings
                              Bank, as loan seller (included as
                              part of Exhibit Q to Exhibit 4).

10.6                          Third Amended and Restated Mortgage         (E)
                              Loan Purchase and Warranties
                              Agreement, dated as of December 1,
                              2005, by and among Morgan Stanley
                              Mortgage Capital Inc., as purchaser,
                              and Wilmington Finance Inc., as loan
                              seller, and AIG Federal Savings Bank,
                              as loan seller (included as part of
                              Exhibit Q to Exhibit 4).

10.7                          Assignment and Recognition Agreement,       (E)
                              dated as of March 30, 2006, by and
                              among the Company, as assignee,
                              Morgan Stanley Mortgage Capital Inc.,
                              as assignor, and Accredited Home
                              Lenders, Inc., as loan seller
                              (included as part of Exhibit R to
                              Exhibit 4).

10.8                          Fourth Amended and Restated Mortgage        (E)
                              Loan Purchase and Warranties
                              Agreement, dated as of August 1,
                              2005, by and between Morgan Stanley
                              Mortgage Capital Inc., as purchaser,
                              and Accredited Home Lenders, Inc., as
                              loan seller (included as part of
                              Exhibit R to Exhibit 4).

10.9                          Fifth Amended and Restated Mortgage         (E)
                              Loan Purchase and Warranties
                              Agreement, dated as of December 1,
                              2005, by and between Morgan Stanley
                              Mortgage Capital Inc., as purchaser,
                              and Accredited Home Lenders, Inc., as
                              loan seller (included as part of
                              Exhibit R to Exhibit 4).

10.10                         Assignment and Recognition Agreement,       (E)
                              dated as of March 30, 2006, by and
                              among the Company, as assignee,
                              Morgan Stanley Mortgage Capital Inc.,
                              as assignor, Countrywide Home Loans
                              Servicing LP, as servicer, and
                              Countrywide Home Loans, Inc., as loan
                              seller (included as part of Exhibit S
                              to Exhibit 4).

10.11                         Mortgage Loan Sale and Servicing            (E)
                              Agreement, dated as of October 1,
                              2005, by and among Morgan Stanley
                              Mortgage Capital Inc., as purchaser,
                              Countrywide Home Loans Servicing LP,
                              as servicer, and Countrywide Home
                              Loans, Inc., as loan seller, as
                              amended by Amendment Reg AB, dated as
                              of January 26, 2006, by and among
                              Morgan Stanley Mortgage Capital Inc.,
                              as purchaser, Countrywide Home Loans
                              Servicing LP, as servicer, and
                              Countrywide Home Loans, Inc., as loan
                              seller (included as part of Exhibit S
                              to Exhibit 4).

10.12                         ISDA Master Agreement, dated as of          (E)
                              March 30, 2006, by and between Morgan
                              Stanley Mortgage Capital Inc., the
                              swap provider, and Deutsche Bank
                              National Trust Company, the trustee
                              (included as part of Exhibit Y to
                              Exhibit 4).

10.13                         Schedule to the Master Agreement,           (E)
                              dated as of March 30, 2006, by and
                              between Morgan Stanley Mortgage
                              Capital Inc., the swap provider, and
                              Deutsche Bank National Trust Company,
                              the trustee (included as part of
                              Exhibit Y to Exhibit 4).

10.14                         Credit Support Annex, dated as of           (E)
                              March 30, 2006, by and between Morgan
                              Stanley Mortgage Capital Inc., the
                              swap provider, and Deutsche Bank
                              National Trust Company, the trustee
                              (included as part of Exhibit Y to
                              Exhibit 4).

10.15                         Confirmation, dated as of March 30,         (E)
                              2006, by and between Morgan Stanley
                              Mortgage Capital Inc., the swap
                              provider, and Deutsche Bank National
                              Trust Company, the trustee (included
                              as part of Exhibit Y to Exhibit 4).

10.16                         Guarantee, dated as of March 30,            (E)
                              2006, by Morgan Stanley (included as
                              part of Exhibit Y to Exhibit 4).

10.17                         Subservicing Agreement, dated March         (E)
                              30, 2006, by and between JPMorgan
                              Chase Bank, National Association and
                              Chase Home Finance, LLC (included as
                              part of Exhibit Z to Exhibit 4).